THE LAZARD FUNDS, INC.

Lazard US Municipal Portfolio

Supplement to Summary Prospectus and Prospectus dated May 1, 2013

Effective June 28, 2013, the Board of Directors of The Lazard Funds, Inc. has approved, for Lazard US Municipal Portfolio (the "Portfolio"), subject to shareholder approvals as described below, changing the Portfolio's investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets (the "80% Policy")), as described below, and changing the name of the Portfolio to Lazard US Short Duration Fixed Income Portfolio.

The proposed changes to the investment objective and the 80% Policy (the "Proposed Changes") require the approval of Portfolio shareholders, and a shareholder meeting to vote on the Proposed Changes will be called for June 14, 2013 for shareholders of record as of May 1, 2013.

As of June 28, 2013, subject to shareholder approval of the Proposed Changes, it is anticipated that disclosure substantially in the form of the following disclosure will be used to describe the Portfolio's investment objective and principal investment strategies and investment risks in the identified sections of the Prospectus.

Summary Prospectus and Prospectus

Summary Section – Investment Objective

The Portfolio seeks total return and preservation of capital.

Summary Section – Principal Investment Strategies and Principal Investment Risks

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed-securities.  These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features.  Under normal circumstances, the Portfolio's investment portfolio can be expected to have an average effective duration of three years or less.  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates, expressed as a number of years.  Generally, the longer the duration, the higher the expected volatility.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations (or, if unrated, determined by Lazard Asset Management LLC (the "Investment Manager") to be of comparable quality), although the Portfolio may invest in securities rated below investment grade ("junk bonds").

Securities are evaluated based on their fundamental and structural characteristics.  Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

The Portfolio may, but is not required to, purchase exchange-traded funds ("ETFs") and exchange-traded notes ("ETNs").

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk.  Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio's investments.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income Securities Risk.  While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates.  Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio's performance, including:
•	if an issuer fails to make timely interest or principal payments (known as credit risk)
•
if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security), the security's value could fall, potentially lowering the Portfolio's share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Any investments in lower-rated, higher-yielding securities that are rated below investment grade ("junk bonds") are subject to greater credit risk than its higher rated investments.  Below investment grade securities tend to be more volatile, less liquid and are considered speculative.

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.  Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Mortgage-Related and Asset-Backed Securities Risk.  Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities.  However, asset-backed securities present certain risks that are not presented by mortgage-related securities.  Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk.  Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets.  Structured products can have risks of both fixed-income securities and derivatives transactions.  Derivatives transactions may reduce returns or increase volatility, perhaps substantially, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio's performance.  Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Prospectus only

Additional Information About Principal Investment Strategies

The Investment Manager relies on fundamental security selection and disciplined portfolio construction in managing the Portfolio.  In constructing the Portfolio's holdings, the Investment Manager incorporates a dual methodology that is both bottom-up and top-down.  From a bottom up perspective, security analysis takes into consideration quality, event risk, reinvestment, options, structure, liquidity and diversification, among other factors.  Proprietary credit analysis is an integral part of the security selection process.  From a top-down perspective, the Investment Manager pays close attention to shifts in public policy, business cycles, consumer habits, and key economic variables, such as inflation, interest rates, and unemployment, as well as other factors.

Additional Information About Principal Investment Risks

Non-US Securities Risk.  Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

ETF and ETN Risk.  Any investments in ETFs are subject to the risks of the investments of the ETFs, as well as to the general risks of investing in ETFs.  Portfolio shares will bear not only the Portfolio's management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other ETFs in which the Portfolio invests.  While ETNs do not have management fees, they are subject to certain investor fees.  ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes.  However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the Investment Company Act of 1940, as amended (the "1940 Act").  In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer.  ETNs typically do not make periodic interest payments.

Non-Diversification Risk. While the Portfolio is classified as "diversified" under the 1940 Act, the Portfolio may invest in a smaller number of issuers than other, more diversified, investment portfolios.  As such, the Portfolio's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of securities issued by a larger number of issuers.

Dated:  May 3, 2013